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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                        February 17, 2004/March 23, 2004
                Date of Report (Date of earliest event reported)

                               TRIMAS CORPORATION

             (Exact name of registrant as specified in its charter)

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
             DELAWARE                                 333-100351                               38-2687639
  (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)                     (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                                                           IDENTIFICATION NO.)
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                          39400 Woodward Ave., Ste. 130
                           Bloomfield Hills, MI 48304
                    (Address of principal executive offices)
                                 (248) 631-5450

              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 7. EXHIBITS.


         (c)  Exhibits.  The following exhibit is filed herewith:

         Exhibit No.  Description
         -----------  -----------
         99.1 TriMas Corporation (the "Company") visual presentation titled "Fourth Quarter and Full Year 2003 Review," available at http://www.trimascorp.
                      com/pdf/trimas_q4_2003_earnings.pdf.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Company's only public security holders are holders of its 9 7/8% senior subordinated notes due 2012. The Company held a teleconference on February 17, 2004 reporting its financial results for the fourth quarter and year ended December 31, 2003. Audio replay of the teleconference was accessible for at least five business days and a copy of the visual presentation that was used for the teleconference has been available at www.trimascorp.com.

The Company's presentation reflected an adjustment in the fourth quarter of 2003 to capitalize the value of tooling die casings on hand based on a physical inventory of such items at two businesses in its Fastening Systems segment. This adjustment was recorded to account for the value of such tooling assets in a manner consistent with the Company's other businesses. In the course of finalizing its 2003 financial statements, the Company determined, as of March 23, 2004 that capitalization of such assets would occur only for future purchases of tooling die casings. The Company has revised its financial information to reflect this decision, the effect of which is to reduce operating income and Adjusted EBITDA (as defined in the presentation) by $2.2 million for the full year and the fourth quarter of 2003. The information in the visual presentation located on the Company's website has been revised, is attached as
Exhibit 99.1 hereto and is incorporated by reference into this Item 12. This revised financial information also includes certain minor reclassifications made in connection with finalizing the 2003 financial statements.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 24, 2004


                                           TRIMAS CORPORATION



                                           By: /s/ Benson K. Woo
                                               ---------------------------------
                                               Name:  Benson K. Woo
                                               Title: Chief Financial Officer




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                                  EXHIBIT INDEX




Exhibit 99.1      Presentation Materials